SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): January 2, 2002

                  Citibank (South Dakota), National Association
                                  on behalf of
                           Universal Card Master Trust
                    (Issuer of the Asset Backed Certificates)
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                                     33-93806
                                    333-02878
                                    333-09309
United States of America            333-79497                    46-0358360
--------------------------------------------------------------------------------
(State or Other Jurisdiction  (Commission File Numbers)       (I.R.S. Employer
of Incorporation)                                            Identification No.)


701 East 60th Street, North, Sioux Falls, South Dakota             57117
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                         (Zip Code)


       Registrant's telephone number, including area code: (605) 331-2626


                      Universal Bank, National Association
              200 Brookstone Centre, Suite 110, Columbus, GA 31904
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

     In early January 2002 the Citigroup Inc. credit card business underwent a legal vehicle restructuring. As part of this restructuring, effective January 3, 2002 Universal Card Services Corp., the Servicer of the Universal Card Master Trust, merged with and into its affiliate Citibank, N.A., with Citibank, N.A. being the surviving entity. Effective January 2, 2002 Universal Card Services Corp. resigned as Servicer of the Universal Card Master Trust and its affiliate Citibank (South Dakota), National Association assumed the rights, duties and obligations of Universal Card Services Corp., as Servicer.

     Also as part of the legal vehicle restructuring, effective January 7, 2002 Universal Bank, National Association, the Transferor of the Universal Card Master Trust, merged with and into its affiliate Citibank (South Dakota), National Association, with Citibank (South Dakota), National Association being the surviving entity, and pursuant to such merger Citibank (South Dakota), National Association assumed the rights, duties and obligations of Universal Bank, National Association, as Transferor.

     Future filings for the Universal Card Master Trust (formerly known as AT&T Universal Card Master Trust) with the Securities and Exchange Commission via the EDGAR system will be made by Citibank (South Dakota), National Association and will list the Trust and Citibank (South Dakota) as filers.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               CITIBANK (SOUTH DAKOTA),
                                                   NATIONAL ASSOCIATION,
                                               as Servicer
                                               (Registrant)


                                            By: /s/ Douglas C. Morrison
                                               -----------------------------
                                                    Douglas C. Morrison
                                                    Vice President


Dated:  January 11, 2002


                                       3